Exhibit 99.1




                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of DENTSPLY International Inc. (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John C. Miles II, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)   The Report fully  complies with the  requirements  of Sections  13(a) or
           15(d) of the Securities Exchange Act of 1934; and

(2)   The  information  contained  in  the  Report  fairly  presents,  in  all
           material   respects,   the   financial   condition  and  result  of
           operations of the Company as of the date of the Report.


/s/ John C. Miles II
John C. Miles II
Chief Executive Officer and
Chairman of the Board of Directors

March 28, 2003


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